UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: November 1, 2008 through April 30, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Strategic Total Return Fund (CSQ)

Semiannual Report April 30, 2009

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Schedule of Investments	4

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes In Net Assets	12

Statement of Cash Flows	13

Notes to Financial Statements	14

Financial Highlights	23

Report of Independent Registered Public Accounting Firm	24

About Closed-End Funds	26

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	27

The Calamos Investments Advantage	28

Calamos Closed-End Funds	29

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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Letter to Shareholders

About the Fund

•	The Fund is managed to according to a level distribution policy, with distributions composed of dividend income, interest income, and realized short-term and long-term gains.

•	As part of its total return approach, CSQ provides a competitive stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities, higher-yielding convertible and corporate bonds—provides enhanced opportunities for income and total returns.

•	Invests primarily in U.S. markets.

Dear Fellow Shareholder:

Enclosed is your semiannual report for the six months ended April 30, 2009. We appreciate the opportunity to correspond with you. Please carefully review this report, which includes Fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Fund.

Early in the reporting period, we saw a continuation of extraordinary markets that unfolded in the summer of 2008. Throughout the opening months of the period, the markets reflected the anguish around the health of the financial system. Anxiety about the credit crisis, financial and auto industries, government stimulus plans and economic data contributed to a climate of extreme investor pessimism. Even securities issued by fundamentally strong companies saw their values plummet as the markets were roiled by volatility. These widespread declines continued through March 9, when the S&P 500 bottomed out at 676.53, a 13-year low.

However, the tide changed markedly during the later portion of the period, with markets staging a robust and much-welcomed rally off March lows. Investor sentiment was boosted by improving conditions in the credit markets, signs of life in the new issue debt markets, an upturn in global trade, strengthening in the manufacturing sector, increased business activity, rebounding mortgage applications and indications of housing starts reaching a short-term bottom. Central banks and governments around the world remained focused on shoring up investor confidence and attempting to stimulate normal economic activity.

Given the recent extreme gyrations, many investors wonder if the markets are poised for a lasting rebound or if another downturn looms ahead. The fact remains that bear and bull markets can only be identified in hindsight. Because of this, we caution against trying to “time” the turns. Instead, we encourage investors to follow a patient and disciplined approach, guided by their long-term objectives and risk tolerance. It’s important to remember that opportunities exist in turbulent types of market environments. We believe the difference is that in the down markets, experience matters.

Since our early days in the 1970s, we’ve invested through many difficult periods. Although every market is different, we believe that our time-tested one team, one process approach, long-term perspective and exacting independent research will allow us to position the Fund advantageously for the road ahead. We comprehensively evaluate companies and securities on their independent merits, within each portfolio as a whole, and also within the context of the evolving political and economic landscape.

Systemic risk has begun to abate; we have seen encouraging signs that the investing environment has improved. However, the global economy must address a confluence of economic, political and market influences. This will take time, and trial and error. We would not be surprised if we see volatile sideways-moving markets for the next several years. Nonetheless, we are looking positively to the future. We believe that emotion-driven selling has created select opportunities for long-term investors, across numerous asset classes. Many securities are trading at extremely attractive prices given their issuers’ underlying fundamentals.

Strategic Total Return Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

Broadly speaking, we continue to favor issuers with stronger balance sheets and the ability to grow without relying on the capital markets. We emphasize companies with global leadership positions, well-recognized brands and capable management teams. Our investment process also reflects long-term thematic influences, such as productivity improvements, globalization, and infrastructure building.

Shortly after the beginning of the reporting period, the Fund’s Board of Trustees elected to reduce the distributions in response to the very challenging market environment. We believe that the Fund’s current distribution rate remains competitive in this interest rate environment, compared to other investment vehicles. The Board continues to monitor economic conditions and will set the distribution rate accordingly.

The Fund’s Board of Directors also recently reviewed the costs and benefits associated with refinancing the Fund’s outstanding Auction Rate Preferred Securities and concluded that such refinancing in today’s low interest rate environment was in the best interest of both common and preferred shareholders of the Calamos funds. More information regarding the refinancing will be made available in upcoming announcements.

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your funds.

We thank you for the opportunity to help you achieve your investment goals and look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Strategic Total Return Fund SEMIANNUAL REPORT Letter to Shareholders

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 6-month period ended April 30, 2009.

 TOTAL RETURN*
Common Shares – Inception 03/26/04

	6		Since
	Months	1 Year	Inception**

On Share Price	2.01%	-40.90%	-7.24%
On NAV	3.99%	-37.97%	-3.58%
*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.
**Annualized since inception.

Calamos Strategic Total Return Fund (CSQ) seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equities, convertible securities and below-investment-grade (high-yield) fixed-income securities. The Fund seeks to offer investors a defensive approach to equity participation and an attractive monthly distribution (with the added benefit of potential downside protection). By combining equities, convertible bonds and higher-yielding corporate securities, the Fund has the capacity to generate capital gains as well as income — providing the opportunity to manage risk and reward over the full course of a market cycle. This came in to play during the period, as the Fund outperformed the broad market.

The underlying portfolio (as represented by net asset value, or NAV) of Calamos Strategic Total Return Fund (CSQ) rose 3.99% for the 6-month period ended April 30, 2009, while the S&P 500 Index1 fell -8.53%. On a market price basis, the Fund returned 2.01% assuming reinvestment of distributions.

Both security selection and sector allocation added to relative returns versus the S&P 500 Index during the period. An overweight position and good selection in the consumer-discretionary sector, in particular in the Internet retail and the specialized consumer services industries, contributed to the returns. An underweight position and selection in the consumer-staples sector, especially in the packaged food industry, added to relative returns. Additionally, an underweight position and good selection in the financial sector, with strong performance in the diversified financial services industry, also added to relative returns.

 SECTOR ALLOCATION

Health Care	16.4%
Information Technology	15.0
Consumer Discretionary	14.6
Financials	12.3
Energy	10.8
Industrials	10.5
Consumer Staples	9.4
Telecommunication Services	6.8
Materials	4.2
Utilities	0.5
Sector allocations are based on managed assets and may vary over time.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

1 S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source: Lipper, Inc.

Strategic Total Return Fund Investment Team Discussion SEMIANNUAL REPORT	3

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (40.6%)
		Consumer Discretionary (8.2%)
4,881,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	$2,953,005
3,905,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	3,983,100
15,132,000		DISH Network Corp. 7.125%, 02/01/16	14,224,080
20,502,000		Expedia, Inc.~ 7.460%, 08/15/18	18,656,820
14,644,000		General Motors Corp.** 7.200%, 01/15/11	1,684,060
16,597,000		Hanesbrands, Inc.‡ 5.698%, 12/15/14	12,779,690
4,100,000		Jarden Corp. 7.500%, 05/01/17	3,649,000
3,166,000		Kellwood Company 7.625%, 10/15/17	158,300
4,881,000		Liberty Media Corp. 8.250%, 02/01/30	3,120,013
6,346,000		Mandalay Resort Group 7.625%, 07/15/13	1,808,610
4,769,000		MGM Mirage 7.500%, 06/01/16	2,694,485
1,464,000		Pulte Homes, Inc. 8.125%, 03/01/11	1,471,320
		Royal Caribbean Cruises, Ltd.
12,692,000		7.500%, 10/15/27	7,995,960
3,905,000		7.250%, 06/15/16~	2,616,350
18,549,000		Service Corp. International 6.750%, 04/01/16	16,786,845
2,441,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	2,076,378

			96,658,016

		Consumer Staples (4.5%)
11,471,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	9,578,285
11,227,000		Del Monte Foods Company 8.625%, 12/15/12	11,507,675
10,739,000		NBTY, Inc. 7.125%, 10/01/15	9,718,795
		Pilgrim’s Pride Corp.**
11,715,000		8.375%, 05/01/17	8,171,212
5,858,000		7.625%, 05/01/15	4,730,335
14,644,000		Smithfield Foods, Inc. 7.750%, 07/01/17	9,518,600

			53,224,902

		Energy (4.8%)
4,393,000		Arch Western Finance, LLC 6.750%, 07/01/13	3,854,858
		Chesapeake Energy Corp.
6,834,000		6.875%, 01/15/16	6,107,887
3,905,000		7.500%, 06/15/14	3,709,750
1,953,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	1,747,935
2,929,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	2,475,005
6,834,000		Mariner Energy, Inc. 8.000%, 05/15/17	4,988,820
4,881,000		Petrohawk Energy Corp. 7.125%, 04/01/12	4,575,937
4,881,000		Superior Energy Services, Inc. 6.875%, 06/01/14	4,295,280
1,953,000		Valero Energy Corp.~ 7.500%, 06/15/15	1,944,268
6,326,000		Whiting Petroleum Corp. 7.250%, 05/01/12	5,788,290
19,525,000		Williams Companies, Inc. 7.750%, 06/15/31	16,636,101

			56,124,131

		Financials (6.7%)
41,980,000		Ford Motor Credit Company, LLC 9.875%, 08/10/11	36,752,021
		Leucadia National Corp.
16,245,000		8.125%, 09/15/15	13,727,025
10,739,000		7.000%, 08/15/13	9,289,235
17,573,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	8,962,230
10,251,000		Senior Housing Properties Trust~ 8.625%, 01/15/12	9,892,215

			78,622,726

		Health Care (2.3%)
2,197,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	2,164,045
10,739,000		Community Health Systems, Inc. 8.875%, 07/15/15	10,739,000
4,881,000		HCA, Inc. 9.125%, 11/15/14	4,844,392
10,739,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	9,879,880

			27,627,317

		Industrials (2.3%)
2,929,000		BE Aerospace, Inc. 8.500%, 07/01/18	2,658,068
2,197,000		Belden, Inc. 7.000%, 03/15/17	1,944,345
4,881,000		Gardner Denver, Inc. 8.000%, 05/01/13	4,283,077

4	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

4,423,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	$3,029,755
3,378,000	SPX Corp. 7.625%, 12/15/14	3,352,665
1,953,000	Terex Corp. 8.000%, 11/15/17	1,611,225
5,614,000	Trinity Industries, Inc. 6.500%, 03/15/14	4,617,515
4,881,000	Wesco Distribution, Inc. 7.500%, 10/15/17	3,746,167
2,929,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	2,819,163

		28,061,980

	Information Technology (4.7%)
11,982,000	Advanced Micro Devices, Inc. 7.750%, 11/01/12	6,889,650
	Amkor Technology, Inc.
15,620,000	9.250%, 06/01/16	13,667,500
1,113,000	7.750%, 05/15/13	996,135
8,298,000	Celestica, Inc. 7.875%, 07/01/11	8,256,510
6,346,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	2,189,370
3,905,000	Jabil Circuit, Inc. 8.250%, 03/15/18	3,241,150
7,107,000	Lender Processing Services, Inc. 8.125%, 07/01/16	7,071,465
1,953,000	Lexmark International, Inc.~ 6.650%, 06/01/18	1,562,400
1,953,000	National Semiconductor Corp.~ 6.150%, 06/15/12	1,760,171
9,665,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	9,278,400

		54,912,751

	Materials (2.0%)
2,929,000	Century Aluminum Company 7.500%, 08/15/14	1,596,305
2,929,000	P.H. Glatfelter Company 7.125%, 05/01/16	2,489,650
	Union Carbide Corp.~
10,690,000	7.875%, 04/01/23	7,857,289
8,445,000	7.500%, 06/01/25	5,570,212
7,176,000	Westlake Chemical Corp. 6.625%, 01/15/16	5,561,400

		23,074,856

	Telecommunication Services (4.4%)
17,280,000	Frontier Communications Corp. 9.000%, 08/15/31	13,824,000
17,573,000	Leap Wireless International, Inc. 9.375%, 11/01/14	17,485,135
14,185,000	Qwest Communications International, Inc. 7.750%, 02/15/31	10,142,275
4,881,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	4,173,255
6,834,000	Windstream Corp. 8.625%, 08/01/16	6,834,000

		52,458,665

	Utilities (0.7%)
13,668,000	Energy Future Holdings Corp. 10.500%, 11/01/15	7,824,930

	TOTAL CORPORATE BONDS (Cost $607,271,688)	478,590,274

CONVERTIBLE BONDS (18.6%)
	Consumer Discretionary (4.9%)
40,000,000	Ford Motor Company 4.250%, 12/15/36	30,950,000
7,000,000	General Motors Corp. - Class C** 6.250% , 07/15/33	638,400
	Interpublic Group of Companies, Inc.
12,000,000	4.750%, 03/15/23	10,485,000
1,000,000	4.250%, 03/15/23	903,750
5,680,000	Liberty Media Corp. (Viacom and CBS Corp. – Class B)Δ 3.250%, 03/15/31	2,122,900
15,000,000	Liberty Media Corp. (Time Warner, Inc.)Δ 3.125%, 03/30/23	12,356,250

		57,456,300

	Energy (0.6%)
8,290,000	St. Mary Land & Exploration Company 3.500%, 04/01/27	6,476,563

	Financials (1.9%)
14,000,000	Affiliated Managers Group, Inc. *~ 3.950%, 08/15/38	11,217,500
11,970,000	Health Care REIT, Inc.~ 4.750%, 07/15/27	11,206,912

		22,424,412

	Health Care (2.2%)
26,000,000	Life Technologies Corp.~ 3.250%, 06/15/25	26,227,500

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	5

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Industrials (3.0%)
25,597,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	$25,724,985
18,000,000		Trinity Industries, Inc. 3.875%, 06/01/36	10,102,500

			35,827,485

		Information Technology (5.8%)
16,000,000		Euronet Worldwide, Inc. 3.500%, 10/15/25	13,060,000
31,500,000		Intel Corp.~ 2.950%, 12/15/35	27,168,750
33,900,000		Linear Technology Corp. 3.000%, 05/01/27	28,264,125

			68,492,875

		Materials (0.2%)
2,000,000		Newmont Mining Corp.≠ 3.000%, 02/15/12	2,387,500

		TOTAL CONVERTIBLE BONDS (Cost $283,672,862)	219,292,635

SYNTHETIC CONVERTIBLE SECURITIES (1.2%)

Corporate Bonds (1.0%)
		Consumer Discretionary (0.2%)
119,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	71,995
95,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	96,900
368,000		DISH Network Corp. 7.125%, 02/01/16	345,920
498,000		Expedia, Inc.~ 7.460%, 08/15/18	453,180
356,000		General Motors Corp.** 7.200%, 01/15/11	40,940
403,000		Hanesbrands, Inc. ‡ 5.698%, 12/15/14	310,310
100,000		Jarden Corp. 7.500%, 05/01/17	89,000
77,000		Kellwood Company 7.625%, 10/15/17	3,850
119,000		Liberty Media Corp. 8.250%, 02/01/30	76,067
154,000		Mandalay Resort Group 7.625%, 07/15/13	43,890
116,000		MGM Mirage 7.500%, 06/01/16	65,540
36,000		Pulte Homes, Inc. 8.125%, 03/01/11	36,180
		Royal Caribbean Cruises, Ltd.
308,000		7.500%, 10/15/27	194,040
95,000		7.250%, 06/15/16~	63,650
451,000		Service Corp. International 6.750%, 04/01/16	408,155
59,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	50,187

			2,349,804

		Consumer Staples (0.1%)
279,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	232,965
273,000		Del Monte Foods Company 8.625%, 12/15/12	279,825
261,000		NBTY, Inc. 7.125%, 10/01/15	236,205
		Pilgrim’s Pride Corp.**
285,000		8.375%, 05/01/17	198,787
142,000		7.625%, 05/01/15	114,665
356,000		Smithfield Foods, Inc. 7.750%, 07/01/17	231,400

			1,293,847

		Energy (0.1%)
107,000		Arch Western Finance, LLC 6.750%, 07/01/13	93,893
		Chesapeake Energy Corp.
166,000		6.875%, 01/15/16	148,362
95,000		7.500%, 06/15/14	90,250
47,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	42,065
71,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	59,995
166,000		Mariner Energy, Inc. 8.000%, 05/15/17	121,180
119,000		Petrohawk Energy Corp. 7.125%, 04/01/12	111,563
119,000		Superior Energy Services, Inc. 6.875%, 06/01/14	104,720
47,000		Valero Energy Corp.~ 7.500%, 06/15/15	46,790
154,000		Whiting Petroleum Corp. 7.250%, 05/01/12	140,910
475,000		Williams Companies, Inc. 7.750%, 06/15/31	404,719

			1,364,447

		Financials (0.2%)
1,020,000		Ford Motor Credit Company, LLC 9.875%, 08/10/11	892,974
		Leucadia National Corp.
395,000		8.125%, 09/15/15	333,775
261,000		7.000%, 08/15/13	225,765

6	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

427,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	$217,770
249,000	Senior Housing Properties Trust~ 8.625%, 01/15/12	240,285

		1,910,569

	Health Care (0.1%)
53,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	52,205
261,000	Community Health Systems, Inc. 8.875%, 07/15/15	261,000
119,000	HCA, Inc. 9.125%, 11/15/14	118,108
261,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	240,120

		671,433

	Industrials (0.1%)
71,000	BE Aerospace, Inc. 8.500%, 07/01/18	64,433
53,000	Belden, Inc. 7.000%, 03/15/17	46,905
119,000	Gardner Denver, Inc. 8.000%, 05/01/13	104,422
107,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	73,295
82,000	SPX Corp. 7.625%, 12/15/14	81,385
47,000	Terex Corp. 8.000%, 11/15/17	38,775
136,000	Trinity Industries, Inc. 6.500%, 03/15/14	111,860
119,000	Wesco Distribution, Inc. 7.500%, 10/15/17	91,332
71,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	68,338

		680,745

	Information Technology (0.1%)
291,000	Advanced Micro Devices, Inc. 7.750%, 11/01/12	167,325
	Amkor Technology, Inc.
380,000	9.250%, 06/01/16	332,500
27,000	7.750%, 05/15/13	24,165
202,000	Celestica, Inc. 7.875%, 07/01/11	200,990
154,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	53,130
95,000	Jabil Circuit, Inc. 8.250%, 03/15/18	78,850
173,000	Lender Processing Services, Inc. 8.125%, 07/01/16	172,135
47,000	Lexmark International, Inc.~ 6.650%, 06/01/18	37,600
47,000	National Semiconductor Corp.~ 6.150%, 06/15/12	42,359
235,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	225,600

		1,334,654

	Materials (0.0%)
71,000	Century Aluminum Company 7.500%, 08/15/14	38,695
71,000	P.H. Glatfelter Company 7.125%, 05/01/16	60,350
	Union Carbide Corp.~
260,000	7.875%, 04/01/23	191,104
205,000	7.500%, 06/01/25	135,215
174,000	Westlake Chemical Corp. 6.625%, 01/15/16	134,850

		560,214

	Telecommunication Services (0.1%)
420,000	Frontier Communications Corp. 9.000%, 08/15/31	336,000
427,000	Leap Wireless International, Inc. 9.375%, 11/01/14	424,865
345,000	Qwest Communications International, Inc. 7.750%, 02/15/31	246,675
119,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	101,745
166,000	Windstream Corp. 8.625%, 08/01/16	166,000

		1,275,285

	Utilities (0.0%)
332,000	Energy Future Holdings Corp. 10.500%, 11/01/15	190,070

	TOTAL CORPORATE BONDS	11,631,068

NUMBER OF
CONTRACTS		VALUE

Purchased Options (0.2%)#
	Consumer Discretionary (0.1%)
	Nike, Inc. - Class B
1,470	Call, 01/16/10, Strike $60.00	654,150
1,350	Call, 01/16/10, Strike $70.00	256,500

		910,650

	Consumer Staples (0.1%)
2,400	Walgreen Company Call, 01/16/10, Strike $32.50	678,000

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
CONTRACTS			VALUE

		Energy (0.0%)
500		Transocean, Inc. Call, 01/16/10, Strike $160.00	$2,500

		Health Care (0.0%)
1,580		Gilead Sciences, Inc. Call, 01/16/10, Strike $55.00	375,250

		Information Technology (0.0%)
190		Apple, Inc. Call, 01/16/10, Strike $170.00	86,450

		TOTAL PURCHASED OPTIONS	2,052,850

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $23,194,400)	13,683,918

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (14.9%)
		Consumer Discretionary (1.1%)
20,000		Stanley Works‡≠ 5.125%	13,380,000

		Consumer Staples (2.1%)
470,000		Archer Daniels Midland Company 6.250%	15,754,400
18,000		Bunge, Ltd. 5.125%	8,775,000

			24,529,400

		Financials (4.5%)
425,000		American International Group, Inc. 8.500%	2,171,750
43,000		Bank of America Corp. 7.250%	25,155,000
675,000		Citigroup, Inc. 6.500%	21,330,000
14,000		SLM Corp. 7.250%	4,137,000

			52,793,750

		Health Care (3.9%)
220,000		Schering-Plough Corp. 6.000%	46,472,800

		Materials (3.3%)
390,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	26,910,000
2,000	CHF	Givaudan, SA 5.375%	11,828,098

			38,738,098

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $307,603,615)	175,914,048

PRINCIPAL
AMOUNT			VALUE

U.S. TREASURY SECURITIES (0.2%)
2,330,000		United States Treasury Note~ 4.625%, 07/31/09 (Cost $2,355,641)	2,356,760

NUMBER OF
SHARES			VALUE

COMMON STOCKS (67.7%)
		Consumer Discretionary (6.3%)
227,527		Amazon.com, Inc.#≠	18,320,474
800,000		Carnival Corp.≠	21,504,000
300,000		CBS Corp.	2,112,000
400,000		Harley-Davidson, Inc.	8,864,000
1,086,217		Walt Disney Company≠	23,788,152

			74,588,626

		Consumer Staples (6.6%)
1,275,000		Coca-Cola Company≠	54,888,750
250,000		Kimberly-Clark Corp.≠	12,285,000
450,000		Sysco Corp.≠	10,498,500

			77,672,250

		Energy (9.9%)
700,000		BP, PLC≠	29,722,000
665,000		Chevron Corp.≠	43,956,500
775,000		ConocoPhillips≠	31,775,000
375,000		Marathon Oil Corp.	11,137,500

			116,591,000

		Financials (4.3%)
500,000		Bank of America Corp.	4,465,000
1,050,000		JPMorgan Chase & Company	34,650,000
158,074		Lincoln National Corp.	1,776,752
271,950		MetLife, Inc.	8,090,512
71,676		Wells Fargo & Company	1,434,237

			50,416,501

		Health Care (14.8%)
1,375,000		Bristol-Myers Squibb Company≠	26,400,000
300,000		Eli Lilly and Company≠	9,876,000
975,000		Johnson & Johnson≠	51,051,000
1,755,000		Merck & Company, Inc.≠	42,541,200
3,300,000		Pfizer, Inc.≠	44,088,000

			173,956,200

		Industrials (9.4%)
312,192		Avery Dennison Corp.	8,972,398
680,000		Boeing Company≠	27,234,000
3,135,000		General Electric Company≠	39,657,750
480,000		Honeywell International, Inc.≠	14,980,800

8	Strategic Total Return Fund SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 APRIL 30, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

450,000		Masco Corp.	$3,987,000
335,000		United Technologies Corp.≠	16,361,400

			111,193,348

		Information Technology (10.7%)
600,000		eBay, Inc.#≠	9,882,000
1,787,000		Intel Corp.≠	28,198,860
1,625,000		Microsoft Corp.≠	32,922,500
300,000		Nintendo Company, Ltd.≠	10,028,220
2,200,000		Nokia Corp.≠	31,108,000
325,000		QUALCOMM, Inc.≠	13,754,000

			125,893,580

		Materials (0.5%)
400,000		Dow Chemical Company≠	6,400,000

		Telecommunication Services (5.2%)
1,225,000		AT&T Inc.≠	31,384,500
450,000	EUR	France Telecom, AG	9,990,000
639,000		Verizon Communications, Inc.≠	19,387,260

			60,761,760

		TOTAL COMMON STOCKS (Cost $1,319,914,022)	797,473,265

PRINCIPAL
AMOUNT			VALUE

INVESTMENT IN AFFILIATED FUND (1.5%)
17,204,052		Calamos Government Money Market Fund - Class I SharesΩ (Cost $17,204,052)	17,204,052

TOTAL INVESTMENTS (144.7%) (Cost $2,561,216,280)			1,704,514,952

LIABILITIES, LESS OTHER ASSETS (-27.7%)			(326,803,881)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-17.0%)			(200,018,348)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$1,177,692,723

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-3.9%)#
		Financials (-3.9%)
2,000		MetLife, Inc. Call, 09/19/09, Strike $25.00	(1,660,000)
		SPDR Trust Series 1
8,700		Call, 06/20/09, Strike $77.00	(9,874,500)
8,700		Call, 06/20/09, Strike $78.00	(9,156,750)
8,600		Call, 05/16/09, Strike $76.00	(9,653,500)
6,000		Call, 05/16/09, Strike $72.00	(9,075,000)
4,500		Call, 06/20/09, Strike $81.00	(3,678,750)
4,250		Call, 06/20/09, Strike $82.00	(3,176,875)

		TOTAL WRITTEN OPTIONS (Cost $14,925,842)	(46,275,375)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is held in a segregated account as collateral for written options and swaps aggregating a total value of $128,792,163.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2009.
**	Pilgrim’s Pride Corp. and General Motors Corp. filed for bankruptcy protection on December 1, 2008 and June 1, 2009, respectively.
Δ	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2009, there were no securities that could not be exchanged to the registered form.
≠	Security, or portion of security, is held in a segregated account as collateral for loans aggregating a total value of $717,761,366.
#	Non-income producing security.
Ω	Investment in affiliated fund. During the period from November 1, 2008 through April 30, 2009, the fund had net purchases of $14,164,922 and earned $75,418 in dividends from the affiliated fund. As of October 31, 2008, the fund had holdings of $3,039,130 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAP

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

Citibank, N.A	4.34% monthly	1 month LIBOR	6/4/2009	$200,000,000	$(1,189,371)
BNP Paribas	2.535% quarterly	3 month LIBOR	3/9/2014	90,000,000	(455,365)
BNP Paribas	2.02% quarterly	3 month LIBOR	3/9/2012	60,000,000	(367,060)

					$(2,011,796)

Strategic Total Return Fund Schedule of Investments SEMIANNUAL REPORT	9

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

April 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost $2,544,012,228)	$1,687,310,900
Investments in affiliated fund (cost $17,204,052)	17,204,052
Cash with custodian (interest bearing)	29,373
Accrued interest and dividends receivables	21,947,325
Prepaid expenses	243,371
Other assets	107,165

Total assets	1,726,842,186

LIABILITIES
Options written, at value (premium $14,925,842)	46,275,375
Unrealized depreciation on swaps	2,011,796
Payables:
Note Payable	299,000,000
Affiliates:
Investment advisory fees	1,324,772
Deferred compensation to trustees	107,165
Financial accounting fees	15,404
Trustees’ fees and officer compensation	9,553
Other accounts payable and accrued liabilities	387,050

Total liabilities	349,131,115

PREFERRED SHARES
$25,000 liquidation value per share applicable to 8,000 shares, including dividends payable	200,018,348

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,177,692,723

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,200,530,112
Undistributed net investment income (loss)	(37,336,076)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and swaps	(95,423,930)
Unrealized appreciation (depreciation) of investments, written options, foreign currency translations, and swaps	(890,077,383)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,177,692,723

Net asset value per common share based on 154,514,000 shares issued and outstanding	$7.62

10	Strategic Total Return Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Six Months Ended April, 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$30,420,441
Dividends (net of foreign taxes withheld of $170,940)	29,502,336
Dividends from affiliates	75,418
Securities lending income	5,604

Total investment income	60,003,799

EXPENSES
Investment advisory fees	8,150,524
Financial accounting fees	94,966
Transfer agent fees	14,851
Accounting fees	58,197
Auction agent and rating agency fees	278,271
Audit fees	60,721
Legal fees	84,554
Arrangement fee	1,338,904
Custodian fees	26,319
Printing and mailing fees	189,650
Registration fees	66,783
Trustees’ fees and officer compensation	56,023
Interest expense	7,482,072
Other	52,383

Total expenses	17,954,218
Less expense reduction	(15,040)

Net expenses	17,939,178

NET INVESTMENT INCOME (LOSS)	42,064,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(121,970,513)
Purchased options	(25,742,911)
Foreign currency transactions	36,674
Written options	48,883,945
Swaps	(2,736,791)
Change in net unrealized appreciation/depreciation on:
Investments, excluding purchased options	123,236,025
Purchased options	(8,298,914)
Foreign currency translations	180,678
Written options	(30,403,516)
Swaps	(535,155)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,350,478)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,714,143

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(933,030)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$23,781,113

Strategic Total Return Fund Statement of Operations SEMIANNUAL REPORT	11

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Six Months
	Ended	Year Ended
	April 30, 2009	October 31,
	(unaudited)	2008

OPERATIONS
Net investment income (loss)	$42,064,621	$112,739,897
Net realized gain (loss) from investments in securities, written options, foreign currency transactions, and swaps	(101,529,596)	77,994,522
Change in net unrealized appreciation/depreciation on investment in securities, written options, foreign currency translations, and swaps	84,179,118	(1,354,519,353)
Distributions to preferred shareholders from:
Net investment income	(933,030)	(20,104,421)
Capital gains	—	(12,046,709)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	23,781,113	(1,195,936,064)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(69,531,300)	(173,441,968)
Capital gains	—	(21,987,343)

Net decrease in net assets from distributions to common shareholders	(69,531,300)	(195,429,311)

CAPITAL STOCK TRANSACTIONS
Offering costs on common shares	—	(203,747)

Net increase (decrease) in net assets from capital stock transactions	—	(203,747)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(45,750,187)	(1,391,569,122)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$1,223,442,910	$2,615,012,032

End of period	1,177,692,723	1,223,442,910

Undistributed net investment income (loss)	$(37,336,076)	$(8,936,367)

12	Strategic Total Return Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows

Six Months Ended April, 30, 2009 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$24,714,143
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on swaps	535,155
Change in written options	20,439,325
Purchase in investment securities	(101,120,549)
Proceeds from disposition of investment securities	257,895,704
Amortization and accretion of fixed-income securities	(490,351)
Purchase of short term investments, net	(14,164,922)
Net realized gains/losses from investments, excluding purchased options	121,970,513
Net realized gains/losses from purchased options	25,742,911
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(123,236,025)
Change in unrealized appreciation or depreciation on purchased options	8,298,914
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	4,019,086
Prepaid expenses	1,257,288
Other assets	(29,742)
Increase/(decrease) in liabilities:
Payables to affiliates	(464,652)
Other accounts payable and accrued liabilities	(145,534)

Net cash provided by/(used in) operating activities	$225,221,264

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(69,531,300)
Distributions to preferred shareholders	(1,060,429)
Repayments of Note payable	(155,000,000)

Net cash provided by/(used in) financing activities	$(225,591,729)

Net increase/(decrease) in cash and cash equivalents	$(370,465)

Cash at beginning of the year	$399,838

Cash at end of the year	$29,373

Supplemental disclosure
Cash paid for interest	$7,552,128

Strategic Total Return Fund Statement of Cash Flows SEMIANNUAL REPORT	13

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Strategic Total Return Fund (the ”Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

14	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2009. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at prior end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	15

Notes to Financial Statements

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Fund adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 10 – Valuations.

Effective November 1, 2008, the Fund adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedule of Investments, Statement of Operations, and in the Notes to Financial Statements, Note 6 – Derivative Instruments.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust) attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2009, the total advisory fee waived pursuant to such agreement was 15,040 and is included in the Statement of Operations under the caption “Less expense reduction”.

Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on its respective assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or

16	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $107,165 are included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2009. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2009.

NOTE 3 – INVESTMENT

The cost of purchases and proceeds from sale of investments, other than short-term investments and U.S. Government Securities for the period ended April 30, 2009 were as follows:

Purchases	$98,757,864
Proceeds from sales	257,894,343

The cost of purchases and proceeds from sale of long-term U.S. Government securities were $2,362,685 and $—, respectively.

The following information is presented on a federal income tax basis as of April 30, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2009 was as follows:

Cost basis of investments	$2,587,968,774

Gross unrealized appreciation	28,791,094
Gross unrealized depreciation	(912,244,916)

Net unrealized appreciation (depreciation)	$(883,453,822)

NOTE 4 – INCOME TAXES

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2009 will be determined at the end of the Fund’s current fiscal year.

Distributions during the fiscal period ended October 31, 2008 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$194,255,543
Long-term capital gains	34,032,862

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	17

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$10,687,767
Undistributed capital gains	—

Total undistributed earnings	10,687,767
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(987,500,876)

Total accumulated earnings/(losses)	(976,813,109)
Other	(274,093)
Paid-in capital	2,200,530,112

Net assets applicable to common shareholders	$1,223,442,910

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2009. Calamos Advisors owned 21,847 of the outstanding shares at April 30, 2009. Transactions in common shares were as follows:

	Period Ended	Year Ended
	April 30, 2009	October 31, 2008

Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distribution	—	—

Ending shares	154,514,000	154,514,000

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2009.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

18	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

As of April 30, 2009, the Fund had outstanding purchased options and written options as listed on the Schedule of Investments. For the period ended April 30, 2009 the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	56,110	$24,890,033
Options written	138,690	52,416,048
Options closed	(147,048)	(60,073,909)
Options expired	(5,000)	(2,304,969)
Options exercised	(2)	(1,361)

Options outstanding at April 30, 2009	42,750	$14,925,842

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2009, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by location as presented in the Statement of Assets and Liabilities:

	Assets	Liabilities

	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location

Derivative Type
Option contracts	Investments in securities	Options written
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	19

Notes to Financial Statements

Below are the types of derivatives in the Fund by gross value as of April 30, 2009:

	Assets		Liabilities

	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value

Derivative Type:
Options purchased	Investments in securities	$2,052,850	Options written	$46,275,375
Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	—
	Unrealized depreciation on forward foreign currency contracts	—	Unrealized appreciation on forward foreign currency contracts	—
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	2,011,796
Credit Default Contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	—

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED APRIL 30, 2009*

Equity:
Purchased options	—
Written options	138,690
Foreign currency contracts	—
Interest rate swaps	150,000,000
Credit swaps	—

*	Activity during the period is measured by gross number of contracts for options and gross U.S. dollar notional amount for foreign currency contracts and swaps.

NOTE 7 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the board of trustees. The 8,000 shares of Preferred Shares outstanding consist of seven series, 1,304 shares of M, 1,304 shares of TU, 1,304 shares of W, 1,304 shares of TH, 1,304 shares of F, 740 shares of A, and 740 shares of B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from .35% to 6.54% for the period ended April 30, 2009. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the 7-Day LIBOR rate.

During the period November 1, 2008 to April 30, 2009 the auctions for the Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.

The Fund may, from time to time, in whole or in part, repurchase shares of its Preferred Shares for cash at a price not above the market value of such shares at the time of such purchase plus any accumulated but unpaid dividends subject to the requirement of applicable law. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

20	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.

On May 15, 2009, the Fund’s Board approved the redemption of the 8,000 Preferred Shares outstanding. The shares will be redeemed at the liquidation preference of $25,000 per share plus any accrued and unpaid dividends. The redemption dates are listed below:

Series	Redemption Date
Series M	6/23/2009
Series TU	6/24/2009
Series W	6/25/2009
Series A	6/25/2009
Series TH	6/26/2009
Series B	6/26/2009
Series F	6/29/2009

NOTE 8 – BORROWINGS

The Fund has entered into a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to bank of America N.A.) that allows the Fund to borrow up to an initial limit of $1,080,000. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at a quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. The Fund also paid a one time Arrangement fee of .25% of the total borrowing limit. The Arrangement fee for the period ended April 30, 2009 totaled $1,338,904 and is included in Arrangement fee in the Statement of Operations. For the period ended April 30, 2009, the average borrowings under the Agreement and the average interest rate were $349,193,370 and 2.44%, respectively. As of April 30, 2009, the amount of such outstanding borrowings is 299,000,000. The interest rate applicable to the borrowings on April 30, 2009 was 1.97%.

In addition BNP Paribas Prime Brokerage, Inc (“BNP”) has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the fund no later than three business days after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such hypothecated securities against any amounts owed to BNP under the Committed Facility Agreement.

NOTE 9 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a ”synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (”fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (”convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

Strategic Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 10 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 holdings use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 holdings reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, ect.).

•	Level 3 holdings are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments*

Level 1 – Quoted Prices	$895,464,277	$—	($46,275,375)
Level 2 – Other significant observable inputs	809,050,675	—	(2,011,796)
Level 3 – Significant unobservable inputs	—	—	—

Total	$1,704,514,952	$—	($48,287,171)

*	Other Financial Instruments may include written options, forwards contracts, and swaps contracts.

22	Strategic Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Six Months Ended
	April 30,
	(unaudited)	Year Ended October 31,

	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$7.92	$16.92	$15.71	$14.44	$14.23	$14.32 (a)

Income from investment operations:
Net investment income (loss)	0.27 **	0.73 **	0.86 **	0.89	0.93	0.51

Net realized and unrealized gain (loss) on investments , written options, foreign currency and swaps	(0.11)	(8.26)	1.89	1.86	0.48	(0.09)

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.01)	(0.13)	(0.32)	(0.33)	(0.21)	(0.06)

Capital gains (common share equivalent basis)	—	(0.08)	(0.05)	—	—	—

Total from investment operations	0.15	(7.74)	2.38	2.42	1.20	0.36

Less distributions to common shareholders from:
Net investment income	(0.45)	(1.12)	(1.01)	(0.77)	(0.71)	(0.37)

Capital gains	—	(0.14)	(0.16)	(0.38)	(0.28)	—

Capital charge resulting from issuance of common and preferred shares	—	—(b )	—	—	—	(0.08)

Net asset value, end of period	$7.62	$7.92	$16.92	$15.71	$14.44	$14.23

Market value, end of period	$6.55	$6.94	$14.70	$14.91	$13.71	$13.34

Total investment return based on(c):
Net asset value	3.99%	(47.73)%	16.33%	18.03%	8.95%	2.10%

Market value	2.01%	(47.28)%	6.49%	17.99%	10.35%	(8.59)%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$1,177,693	$1,223,443	$2,615,012	$2,427,632	$2,231,348	$2,199,229

Preferred shares, at redemptions value ($25,000 per share liquidation preference) (000’s omitted)	$200,000	$200,000	$1,080,000	$1,080,000	$1,080,000	$1,080,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	3.31%	2.35%	1.61%	1.66%	1.67%	1.61%

Gross expenses(d)(e)	3.32%	2.35%	1.62%	1.66%	—	—

Net investment income (loss)(d)(e)	7.77%	5.43%	5.30%	5.92%	6.25%	6.27%

Preferred share distributions(d)	0.17%	0.97%	1.95%	2.18%	1.40%	0.67%

Net investment income (loss), net of preferred share distributions from net investment income(d)	7.60%	4.46%	3.35%	3.74%	4.85%	5.60%

Portfolio turnover rate	5%	53%	48%	48%	71%	11%

Average commission rate paid	$0.1188	$0.0495	$0.0283	$0.0342	$0.0381	$0.0197

Asset coverage per preferred share, at end of period(f)	$172,214	$177,949	$85,552	$81,216	$76,667	$75,916

Asset coverage per $1,000 of loan outstanding(g)	$4,939	$3,694	$—	$—	$—	$—

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the Note payable outstanding.

Strategic Total Return Fund Financial Highlights SEMIANNUAL REPORT	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Strategic Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2009, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

This report is intended solely for the information and use of the management and Board of Trustees of Calamos Strategic Total Return Fund and is not intended to be and should not be used by anyone other than these specified parties.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2008 and the financial highlights for each of the four years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004; and in our report dated December 18, 2008, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 17, 2009

24	SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

26	Strategic Total Return Fund SEMIANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Strategic Total Return Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	27

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

28	Strategic Total Return Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/09	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Strategic Total Return Fund Calamos Closed-End Funds SEMIANNUAL REPORT	29

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2008, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K & L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CSQSAN 1946 2009

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics – Not applicable.

(a)(2)(i)	Certification of Principal Executive Officer.

(a)(2)(ii)	Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 26, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 26, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 26, 2009